               --------------------------------------------------
                                      THE
                                   THAI FUND,
                                      INC.
               --------------------------------------------------






                                  ANNUAL REPORT
                                DECEMBER 31, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER




                               THE THAI FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
THAI INVESTMENT ADVISER

The Mutual Fund Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand

ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 1999, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 50.26% compared to 32.41% for the U.S. dollar adjusted Securities Exchange of Thailand (SET) Index (the "Index"). For the period from the Fund's commencement of operations on February 16, 1988 through December 31, 1999, the Fund's total return, based on net asset value per share, was 14.05% compared to -3.03% for the Index. On December 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $7 13/16, representing a 36.8% premium to the Fund's net asset value per share.


The Thai stock market enjoyed its second straight year of positive returns, following four straight years of declines, with recovery seen for certain segments of the economy, corporate debt restructuring having started to materialize and the level of non-performing loans trending lower in the second half. The Fund outperformed the Index as it focused on companies with aggressive restructuring and global alliance initiatives, including Siam City Cement and the Shinawatra Group companies. We also benefited from an overweight position in Delta Electronics, which has capitalized on the growing trend in the outsourcing of electronic components. The Fund was underweight banks, the largest sector in the Index, with overweight only in those banks like Siam Commercial Bank which had undertaken restructuring initiatives.

The Thai economy is estimated to have grown by 4.0% to 4.5% in 1999 based on robust exports and strong manufacturing output. Since the first half, economic recovery was largely underpinned by a revival in exports buttressed by a recovery in intra-Asia trade and continued demand from OECD countries. Export growth contributed to a sizeable current account surplus estimated to be $12 billion or an estimated 9% of GDP in 1999. However, since the second half of 1999, there have been increasing signs that domestic growth is underway with private consumption and fixed investments on a healthy rebound. Evidence shows that pockets of the economy have started to see a credible pick-up, especially in large ticket items, including automobiles and cellular handsets. Non-durable consumer product sales have also picked-up. Benefits from tax cuts and stimulus packages also led to a turnaround in domestic consumption. However, excess capacity still persists, with capacity utilization for the manufacturing sector estimated to be remaining well below 70%.

Despite the turnaround in the economy, the government's capacity to fund its fiscal deficit, one of the key variables which fueled domestic consumption in 1999, is dissipating. The large portion of non-performing loans of Thailand's banking assets has put pressure on the government's balance sheet. In particular, the bad loan problems and mismanagement of Krung Thai Bank (KTB), a government controlled bank and the largest Index constituent, remains a key concern for financial sector restructuring. Nonetheless, the non-performing loan ratio for the overall financial sector has fallen to an estimated 40% at the end of 1999, peaking at 47% in May, thanks to the debt restructuring program set out by the Corporate Debt Restructuring Advisory Committee (CDRAC) of the Bank of Thailand. Although the number of filed cases having cleared under the CDRAC program is still a small portion of total non- performing loans, as more than 70% of the filed cases have declared the delinquent borrower bankrupt, borrowers have started to take creditors more seriously. The continued decline in the non-performing loan ratio for the financial sector allows the banks' balance sheets to improve as provisions are written back which, in turn, improves the prospects for loan growth. Several major corporate restructuring cases were successful in 1999 including that of TPI Polene and TelecomAsia.

To promote corporate debt restructuring and provide an environment for bank re-capitalization, the Bank of Thailand had maintained a loose monetary policy throughout most of 1999. Thai banks, with large non-performing loan portfolios, need low rates to limit the carrying cost of bad loans. Meanwhile, a large number of debt restructurings involve extended loan maturities and fixed interest rates at low levels for the next several years making it necessary for a low interest rate environment. As rates were driven below those of the U.S. since May, downward pressure on the baht emerged in September. The government responded by tightening regulations to limit offshore baht borrowing to 50 million baht. With inflation rates remaining low, it is unlikely that a loose monetary policy would underpin the baht.

The government has made efforts to open up industries to foreign competition as part of its liberalization efforts. In particular, in the banking sector, four of the thirteen commercial banks are now majority owned by foreign banks. A few standalone domestic banks, such as Siam Commercial Bank, through assistance from international consulting companies, have overhauled their senior management, improved their operations through aggressive corporate debt restructuring and made significant write-offs. Foreign strategic investors were also active in non-financial sectors, including Singapore Telecom's stake in Advanced Info Services and China Light & Power's stake in EGCOMP. However, despite increased foreign direct investment flow into Thailand, there was net capital account outflow stemming from repayment of external borrowings.

Senate elections are expected in March 2000 and parliamentary elections in October 2000. The opposition party, since the second half, has become more vocal and has positioned itself to take some of the credit for a turnaround in the economy. Thus, the ruling party continues to promote popular economic policies, such as the CDRAC program, tax incentives and a low interest rate environment in order to counter this. However, delayed privatization programs are unlikely to occur until the formation of a new government.

Economic prospects for 2000 appear encouraging with domestic recovery and improved export performance continuing under a low interest rate regime. The non-performing loan ratio of the financial sector should continue to decline with more transparent bankruptcy guidelines and private asset management companies becoming more active. Still, risk remains that some of the restructured loans could turn back into non-performing loans. Cash calls will continue to remain an overhang with banks and in particular, banks in need of re-capitalization.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.




--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

EFFECTIVE JANUARY, 2000, TIMOTHY JENSEN NO LONGER SERVES AS A MANAGER OF THE FUND. ASHUTOSH SINHA, WHO PREVIOUSLY SHARED PRIMARY RESPONSIBILITY WITH MR. JENSEN, WILL CONTINUE TO HAVE PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND.

The Thai Fund, Inc.
Investment Summary as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                 TOTAL RETURN (%)
                    ----------------------------------------------------------------------
                        MARKET VALUE (1)       NET ASSET VALUE (2)           INDEX (3)
                    ----------------------    ---------------------    -------------------
                                   ANNUAL                  ANNUAL                  ANNUAL
                    CUMULATIVE     AVERAGE    CUMULATIVE   AVERAGE     CUMULATIVE  AVERAGE
                    ----------     -------    ----------   -------     ----------  -------
One Year              32.98%        32.98%       50.26%     50.26%       32.41%     32.41%
Five Year            -57.47        -15.72       -75.42     -24.47       -76.28     -25.00
Ten Year             -47.52         -6.24       -42.43      -5.37       -62.09      -9.24
Since Inception*      56.05          3.82        14.05       1.11        -3.03      -0.26

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                     [GRAPH]

                                                                     YEAR ENDED DECEMBER 31,

                                     1990     1991     1992      1993      1994       1995      1996      1997      1998      1999
                                     ----     ----     ----      ----      ----       ----      ----      ----      ----      ----
Net Asset Value Per Share .......  $13.08    $15.41   $20.69    $39.42    $28.30     $24.89    $15.63    $3.81     $3.80     $5.71
Market Value Per Share ..........  $16.00    $16.25   $18.75    $36.88    $22.38     $22.38    $16.38    $5.25     $5.88     $7.81
Premium/(Discount) ..............   22.3%      5.5%    -9.4%     -6.4%    -20.9%     -10.1%      4.8%    37.8%     54.7%     36.8%
Income Dividends ................   $0.21     $0.21       --     $0.36     $0.35      $0.11     $0.32    $0.11     $0.19        --
Capital Gains Distributions .....   $1.68     $0.47       --     $0.51     $4.62      $3.38     $0.08    $0.12        --        --
Fund Total Return (2) ...........  -20.44%    23.08%   34.26%    98.90%   -10.40%+    -0.10%   -35.93%  -75.17%     2.88%    50.26%
Index Total Return (3) ..........  -28.60%    15.80%   24.71%    88.40%   -17.76%     -6.11%   -36.25%  -75.54%    22.43%    32.41%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, including dividends, expressed in U.S. dollars.
*    The Fund commenced operations on February 16, 1988.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

The Thai Fund, Inc.
Portfolio Summary as of December 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                     [CHART]

Equity Securities                       (96.8%)
Short-Term Investments                   (3.2%)

-------------------------------------------------------------------------------
INDUSTRIES
                                     [CHART]

Banking                                (17.9%)
Beverages & Tobacco                     (4.1%)
Broadcasting & Publishing               (4.5%)
Building Materials & Components        (18.8%)
Electrical & Electronics               (14.1%)
Energy Sources                          (4.3%)
Food & Household Products               (7.5%)
Transportation -- Airlines              (2.6%)
Telecommunications                      (9.4%)
Telecommunications -- Wireless          (5.3%)
Other                                  (11.5%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                             PERCENT OF
                                             NET ASSETS
1.  Siam Cement Co., Ltd.                      10.8%
2.  Thai Farmers Bank Public Co., Ltd.          9.2
3.  Siam City Cement Co., Ltd.                  8.0
4.  Delta Electronics Public Co., Ltd.          7.2
5.  Shinawatra Computer Co., Ltd.               6.9
6.  Advanced Information Services Co., Ltd.     5.3
7.  Shinawatra Satellite Public Co., Ltd.       5.1
8.  Bangkok Bank Public Co., Ltd.               4.9
9.  BEC World Co., Ltd.                         4.5
10. TelecomAsia Corp. Public Co., Ltd.          4.3
                                               ----
                                               66.2%
                                               ----
                                               ----

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 1999

                                                                                          VALUE
                                                                 SHARES                   (000)
-----------------------------------------------------------------------------------------------
     THAI INVESTMENT PLAN (99.3%)
-----------------------------------------------------------------------------------------------
     THAI COMMON STOCKS (96.1%)
     (Unless otherwise noted)
-----------------------------------------------------------------------------------------------
     AUTOMOBILES (0.3%)
       Thai Storage Battery Co., Ltd.                           390,600    U.S.$            223
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     BANKING (16.9%)
    (a)Bangkok Bank Public Co., Ltd.                          2,288,750                   3,707
       Siam Commercial Bank Co., Ltd.
         (Foreign)                                            1,711,900                   2,102
       Thai Farmers Bank Public Co., Ltd.                     6,124,100                   6,992
                                                                           --------------------
                                                                                         12,801
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     BEVERAGES & TOBACCO (4.1%)
       The Serm Suk Co., Ltd.                                   869,300                   3,139
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     BROADCASTING & PUBLISHING (4.5%)
       BEC World Co., Ltd.                                      480,100                   3,391
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     BUILDING MATERIALS & COMPONENTS (18.8%)
       Siam Cement Co., Ltd.                                    416,500                   8,183
       Siam City Cement Co., Ltd.                             1,271,945                   6,045
                                                                           --------------------
                                                                                         14,228
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     CHEMICALS (2.2%)
       National Petrochemical Co., Ltd.                       1,526,300                   1,661
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     ELECTRICAL & ELECTRONICS (14.1%)
       Delta Electronics Public Co., Ltd.                       468,355                   5,446
       Shinawatra Computer Co., Ltd.                            627,300                   5,263
                                                                           --------------------
                                                                                         10,709
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     ENERGY SOURCES (4.3%)
       PTT Exploration & Production Public Co., Ltd.            527,000                   3,246
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     FOOD & HOUSEHOLD PRODUCTS (7.5%)
       Charoen Pokphand Feedmill Co., Ltd.                    1,190,948                   3,257
    (a)Compass East Industry Public Co., Ltd.                   348,700                   1,111
       Thai Union Frozen Products Public Co. Ltd.               380,200                   1,332
                                                                           --------------------
                                                                                          5,700
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     INSURANCE (1.1%)
       Bangkok Insurance Co., Ltd.                             248,1 00    U.S.$            817
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     REAL ESTATE (0.9%)
       Golden Land Property Development Public Co., Ltd.      1,850,000                     675
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     TELECOMMUNICATIONS (9.4%)
       Shinawatra Satellite Public Co., Ltd.                  3,683,775                   3,839
       TelecomAsia Corp. Public Co., Ltd.                     2,534,500                   3,280
                                                                           --------------------
                                                                                          7,119
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     TELECOMMUNICATIONS WIRELESS (5.3%)
       Advanced Information Services Co., Ltd.                  335,100                   4,004
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     TEXTILES & APPAREL (1.7%)
       Saha-Union Co., Ltd.                                   1,483,600                     482
  (a,b)Thai Rung Textile Co., Ltd.                                  958                      --@
       Thai Wacoal Co., Ltd.                                    347,013                     774
                                                                           --------------------
                                                                                          1,256
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     TRANSPORTATION AIRLINES (2.6%)
    (a)Thai Airways International Public Co., Ltd.            1,329,900                   1,995
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     UTILITIES ELECTRICAL & GAS (2.4%)
       Electricity Generating Public Co. Ltd.                 1,950,800                   1,813
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     TOTAL THAI COMMON STOCKS
       (Cost U.S.$65,861)                                                                72,777
                                                                           --------------------
-----------------------------------------------------------------------------------------------
                                                                 NO. OF
                                                               WARRANTS
-----------------------------------------------------------------------------------------------
     WARRANTS (1.0%)
-----------------------------------------------------------------------------------------------
     BANKING (1.0%)
    (a)Siam Commercial Bank Public Co.,
         Ltd., expiring 5/10/02 (Cost
         U.S.$--@)                                            1,687,800                     784
                                                                           --------------------
-----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       6

                                                                   FACE
                                                                 AMOUNT                   VALUE
                                                                  (000)                   (000)
-----------------------------------------------------------------------------------------------
     FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (2.2%)
     (Interest Bearing Demand Account)
       Thai Baht
       (Cost U.S.$1,687)                                 THB     64,545    U.S.$          1,713
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     TOTAL THAI INVESTMENT PLAN
       (cost U.S.$67,548)                                       75,274
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS (1.0%)
-----------------------------------------------------------------------------------------------
     REPURCHASE AGREEMENT (1.0%)
       Chase Securities, Inc. 2.60%,
         dated 12/31/99, due 1/3/00,
         to be repurchased at
         U.S.$751, collateralized by
         U.S.$770 United States
         Treasury Note, 6.125%, due
         12/31/01, valued at U.S.$768
         (Cost U.S.$751)                                 U.S.$      751                     751
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS (100.3%)
       (Cost U.S.$68,299)                                                                76,025
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     OTHER ASSETS (0.0%)
       Interest Receivable                                            4
       Other Assets                                                  18                      22
                                                         --------------    --------------------
-----------------------------------------------------------------------------------------------
     LIABILITIES (-0.3%)
       Payable For:
         Shareholding Reporting Expenses                           (52)
         Directors' Fees and Expenses                              (52)
         U.S. Investment Advisory Fees                             (47)
         Professional Fees                                         (45)
         Thai Investment Advisory Fees                             (20)
         Administrative Fees                                       (14)
         Custodian Fees                                            (12)
         Bank Overdraft                                            (10)
     Other Liabilities                                              (8)                   (260)
                                                         --------------    --------------------
-----------------------------------------------------------------------------------------------
     NET ASSETS (100%)
       Applicable to 13,267,713, issued and
         outstanding U.S.$0.01 par value
         shares (30,000,000 shares authorized)                             U.S.$         75,787
                                                                           --------------------
-----------------------------------------------------------------------------------------------
     NET ASSET VALUE PER SHARE                                             U.S.$           5.71
                                                                           --------------------
-----------------------------------------------------------------------------------------------
                                                                                         AMOUNT
                                                                                          (000)
-----------------------------------------------------------------------------------------------
     AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------
       Common Stock                                                        U.S.$            132
       Capital Surplus                                                                  189,371
       Accumulated Net Investment Loss                                                      (12)
       Accumulated Net Realized Loss                                                   (121,503)
       Unrealized Appreciation on Investments and
        Foreign Currency Translations                                                     7,799
-----------------------------------------------------------------------------------------------

     TOTAL NET ASSETS                                                      U.S.$         75,787
                                                                           --------------------
-----------------------------------------------------------------------------------------------

(a) - Non-income producing.

(b) - Security valued at fair value=see Note A-1 to financial statements.

  @ - Value is less than U.S.$500.

December 31, 1999 exchange rate--Thai Baht (THB) 37.665 = U.S. $1.00.


    The accompanying notes are an integral part of the financial statements.

                                                                                                          YEAR ENDED
                                                                                                      DECEMBER 31, 1999
STATEMENT OF OPERATIONS                                                                                     (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends ....................................................................................    U.S.$         694
    Interest .....................................................................................                   66
---------------------------------------------------------------------------------------------------------------------------
      Total Income ...............................................................................                  760
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
    U.S. Investment Advisory Fees ................................................................                  517
    Thai Investment Advisory Fees ................................................................                  238
    Administrative Fees ..........................................................................                  138
    Shareholder Reporting Expenses ...............................................................                   82
    Custodian Fees ...............................................................................                   50
    Professional Fees ............................................................................                   60
    Directors' Fees and Expenses .................................................................                   85
    Transfer Agent Fees ..........................................................................                   23
    Other Expenses ...............................................................................                   34
---------------------------------------------------------------------------------------------------------------------------
      Total Expenses .............................................................................                1,227
---------------------------------------------------------------------------------------------------------------------------
    Net Investment Loss ..........................................................................                 (467)
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold ...................................................................               (6,439)
    Foreign Currency Transactions ................................................................                  (56)
---------------------------------------------------------------------------------------------------------------------------
      Net Realized Loss ..........................................................................               (6,495)
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments ..................................................................               32,331
    Appreciation on Foreign Currency Translations ................................................                   15
---------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation .............................................               32,346
---------------------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation .......................               25,851
---------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................        U.S.$  25,384
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                                                                     YEAR ENDED           YEAR ENDED
                                                                                  DECEMBER 31, 1999    DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                     (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Loss .........................................................  U.S.$       (467)       U.S.$     (489)
  Net Realized Loss ...........................................................            (6,495)              (82,498)
  Change in Unrealized Appreciation/Depreciation ..............................            32,346                84,842
---------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations ........................            25,384                 1,855
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income .......................................................                --                (2,433)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions .........................................................                --                (2,433)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (0 and 129,475 shares, respectively) ..........                --                   869
---------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Capital Share Transactions ........                --                   869
---------------------------------------------------------------------------------------------------------------------------
  Total Increase ..............................................................            25,384                   291

Net Assets:
  Beginning of Period .........................................................            50,403                50,112
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss/undistributed net
    investment income of U.S.$(12) and U.S.$0, respectively) ..................  U.S.$     75,787      U.S.$     50,403
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                                                   YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA AND                           ------------------------------------------------------------------------------
RATIOS:                                                     1999             1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...............  U.S. $3.80       U.S. $3.81    U.S. $15.63    U.S. $24.89   U.S.$ 28.30
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) .......................       (0.03)           (0.03)          0.33           0.31          0.38
Net Realized and Unrealized Gain (Loss) on
  Investments ......................................        1.94             0.21         (11.92)         (9.15)        (0.19)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations ...............        1.91             0.18         (11.59)         (8.84)         0.19
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ............................          --            (0.19)            --             --         (0.06)
  In Excess of Net Investment Income ...............          --               --          (0.11)         (0.32)        (0.05)
  Net Realized Gain ................................          --               --             --          (0.08)        (3.23)
  In Excess of Net Realized Gain ...................          --               --          (0.12)            --         (0.15)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions ............................          --            (0.19)         (0.23)         (0.40)        (3.49)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Capital Share
  Transactions .....................................          --               --             --          (0.02)+        (0.11)+
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................  U.S. $5.71       U.S. $3.80     U.S. $3.81    U.S. $15.63   U.S. $24.89
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ..............  U.S. $7.81       U.S. $5.88     U.S. $5.25    U.S. $16.38   U.S. $22.38
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value .....................................       32.98%           15.43%        (67.35)%       (25.33)        13.70%
  Net Asset Value (1) ..............................       50.26%            2.88%        (75.17)%       (35.93)        (0.10)%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) .............. U.S.$75,787      U.S.$50,403    U.S.$50,112   U.S.$204,209  U.S.$312,965
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ............        2.04%            2.32%          1.44%          1.43%         1.30%
Ratio of Expenses Excluding Thai Tax to Average Net
  Assets ...........................................         N/A              N/A            N/A           1.19%         1.17%
Ratio of Net Investment Income (Loss) to Average Net
  Assets ...........................................       (0.78)%          (0.97)%         3.14%          1.42%         1.35%
Portfolio Turnover Rate ............................          50%              78%            22%            24%           26%
------------------------------------------------------------------------------------------------------------------------------------

  + Decrease due to shares issued on reinvestment of distributions.

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
---------

     The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the "Plan") established in conformity with Thai law. The Fund is the sole unit holder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    Distributions of income from the Plan to the Fund are subject to Thai income tax which is withheld at a rate of 10% of the local currency gross distribution amount. All distributions from the Plan to the Fund must be approved by The Bank of Thailand ("BOT") pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund accrues and allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

        - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

        - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
    Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not invest in Forward Commitments and When-Issued/Delayed Delivery Securities, Swap Agreements, Structured Securities or participate in Over-the-Counter Trading during the year ended December 31, 1999.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

C. The Mutual Fund Public Company Limited (the "Thai Adviser") provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.40% of the Fund's first $50 million of average weekly net assets, 0.25% of the Fund's next $50 million of average weekly net assets and 0.20% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Ad-ministration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.05% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

E. The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. During the year ended December 31, 1999, the Fund made purchases and sales totaling $29,364,000 and $28,820,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1999, the U.S. Federal income tax cost basis of securities was $74,875,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $1,314,000, of which $22,177,000 related to appreciated securities and $23,491,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $111,623,000 available to offset future gains of which $23,693,000 will expire on December 31, 2005, $85,158,000 will expire on December 31, 2006 and $2,772,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1999, the Fund intends to elect to defer to January 1, 2000, for U.S. Federal income tax purposes, post-October capital losses of $865,000.

G. A significant portion of the Fund's net assets consist of investments in the Thai Investment Plan, including Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. At December 31, 1999 the deferred fees payable, under the Compensation Plan totaled $52,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------
To the Shareholders and Board of Directors of The Thai Fund, Inc.


In our opinion, the accompanying consolidated statement of net assets and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Thai Fund, Inc. (the "Fund") and its subsidiary at December 31, 1999, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 18, 2000

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                                  The Thai Fund, Inc.
                                  Boston Equiserve
                                  Dividend Reinvestment and Cash Purchase Plan
                                  P.O. Box 1681
                                  Boston, MA 02105-1681
                                  1-800-730-6001